SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 8, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-8)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-8. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-8 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-8 REMIC Pass-Through Certificates.

     On July 30, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2002) as of July 1, 2002 of $323,850,916.64. The mortgage loans that have original maturites of at least 20 years but not more than 30 years and a target rate of 6.50%, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2002) as of July 1, 2002 of $131,019,703.14. The mortgage loans that have original maturites of at least 20 years but not more than 30 years and a target rate of 6.25%, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2002) as of July 1, 2002 of $100,703,878.09. The mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2002) as of July 1, 2002 of $92,127,335.41. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of July 1, 2002 were 302, 217 and 188, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans (before deduction of the servicing fee) as of July 1, 2002 were 7.095%, 6.977% and 6.631%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of July 1, 2002 were 357.37 months, 357.57 months and 176.54 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans or the pool III mortgage loans were originated prior to June 1, 2001, May 1, 2001 and October 1, 2001, respectively or after July 1, 2002. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of July 1, 2002 were 359.36 months, 359.29 months and 178.63 months, respectively.

     None of the pool I mortgage loans or the pool II mortgage loans have a scheduled maturity later than July 1, 2032. None of the pool III mortgage loans have a scheduled maturity later than July 1, 2017. Each pool I mortgage loan, pool II mortgage loan and pool III mortgage loan had an original principal balance of not less than $72,700, $67,000 and $73,670, respectively, nor more than $1,000,000. Pool I mortgage loans, pool II mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $2,830,716, $2,459,560 and $367,855, respectively, as of July 1, 2002, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans, pool II mortgage loans or pool III mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of July 1, 2002 were 67.0%, 66.5% and 57.6%, respectively. No more than $3,259,554,
$2,143,781 and $2,527,650, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties located in any one zip code. At least 95%(2), 96% and 97%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans.

     At least 95%, 96% and 94%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 5%, 4% and 6%, respectively of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 49%, 51% and 77%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans for which additional collateral was pledged, taken as a group:

     1. the numbers of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans are 8, 3 and 4, respectively;

     2. such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans have aggregate scheduled principal balances of $1,626,602, $873,601 and $1,163,491, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans, taking into account the loanable value of the pledged additional collateral, are 78.3%, 68.6% and 79.5%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 93.9%, 84.6% and 97.3%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 6.500%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 6.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $127,337,138 and $3,682,565, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 7.112% and 6.528%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
357.34 months and 358.18 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 6.250%. Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 6.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II premium loans and the pool II discount loans were $99,731,052 and $972,826, respectively. The weighted average interest rates of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 6.984% and 6.250%, respectively. The weighted average remaining terms to stated maturity of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 357.56 months and 359.00 months, respectively.

     Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 6.000%. Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III premium loans and the pool III discount loans were $89,975,451 and $2,151,885, respectively. The weighted average interest rates of the pool III premium loans and the pool III discount loans, as of the cut-off date, were 6.645% and 6.078%, respectively. The weighted average remaining terms to stated maturity of the pool III premium loans and the pool III discount loans, as of the cut-off date, were 176.52 months and 177.65 months, respectively.

      The following tables set forth information regarding the mortgage loans as of July 1, 2002.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                 16                         $  6,350,449

2002                                286                          124,669,254


Total                               302                         $131,019,703
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                 14                         $  6,951,071

2002                                203                           93,752,807


Total                               217                         $100,703,878
                                    ===                         ============


                YEARS OF ORIGINATION OF POOL III MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                 10                          $ 5,398,439

2002                                178                           86,728,896


Total                               188                          $92,127,335
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     235                         $103,456,575

Multi-family Dwellings*               2                              893,953

Townhouses                            7                            2,385,971

Condominium Units (one to four       15                            6,033,562
stories high)

Condominium Units (over four          7                            3,059,212
stories high)

Cooperative Units                    36                           15,190,430


Total                               302                         $131,019,703
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     182                         $ 85,567,331

Multi-family Dwellings*               1                              488,298

Townhouses                            4                            2,033,224

Condominium Units (one to four        4                            1,325,091
stories high)

Condominium Units (over four          6                            3,078,773
stories high)

Cooperative Units                    20                            8,211,161


Total                               217                         $100,703,878
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.

              TYPES OF DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     158                          $76,682,232

Multi-family Dwellings*               3                            1,635,742

Townhouses                            1                              697,719

Condominium Units (one to four        4                            1,879,169
stories high)

Condominium Units (over four          9                            5,301,587
stories high)

Cooperative Units                    13                            5,930,886


Total                               188                          $92,127,335
                                    ===                          ===========

-----------
*   Multi-family dwellings are 2-family.


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            300                         $130,125,750

2-family                              2                              893,953


Total                               302                         $131,019,703
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            216                         $100,215,580

2-family                              1                              488,298


Total                               217                         $100,703,878
                                    ===                         ============


        NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            185                          $90,491,593

2-family                              3                            1,635,742


Total                               188                          $92,127,335
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    5                         $    524,769

$150,000 through $199,999             2                              348,536

$200,000 through $249,999             3                              658,072

$250,000 through $299,999             2                              547,025

$300,000 through $349,999            74                           24,195,569

$350,000 through $399,999            75                           27,964,181

$400,000 through $449,999            45                           19,200,339

$450,000 through $499,999            30                           14,327,686

$500,000 through $549,999            17                            8,818,083

$550,000 through $599,999            13                            7,597,771

$600,000 through $649,999            10                            6,363,495

$650,000 through $699,999            12                            8,368,088

$700,000 through $749,999             5                            3,687,292

$750,000 through $899,999             1                              797,827

$900,000 through $949,999             4                            3,667,783

$950,000 and over                     4                            3,953,187


Total                               302                         $131,019,703
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    4                         $    350,322

$150,000 through $249,999             1                              178,853

$250,000 through $299,999             1                              280,000

$300,000 through $349,999            39                           12,921,479

$350,000 through $399,999            40                           15,031,935

$400,000 through $449,999            27                           11,520,056

$450,000 through $499,999            33                           15,605,143

$500,000 through $549,999            19                            9,997,866

$550,000 through $599,999            21                           12,103,190

$600,000 through $649,999            10                            6,366,457

$650,000 through $699,999            13                            8,763,417

$700,000 through $799,999             3                            2,100,000

$800,000 through $849,999             2                            1,647,146

$850,000 through $899,999             1                              899,244

$900,000 through $949,999             1                              945,963

$950,000 through $999,999             1                              992,807

$1,000,000 and over                   1                            1,000,000

Total                               217                         $100,703,878
                                    ===                         ============

                         SIZE OF POOL III MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$249,999 and under                    2                          $   163,969

$250,000 through $299,999             1                              297,715

$300,000 through $349,999            31                           10,261,780

$350,000 through $399,999            35                           13,076,616

$400,000 through $449,999            31                           13,059,236

$450,000 through $499,999            29                           13,987,616

$500,000 through $549,999             4                            2,098,785

$550,000 through $599,999            13                            7,512,603

$600,000 through $649,999            11                            6,994,710

$650,000 through $699,999            15                           10,246,538

$700,000 through $749,999             2                            1,471,216

$750,000 through $799,999             1                              772,555

$800,000 through $849,999             2                            1,680,020

$850,000 through $899,999             2                            1,791,341

$900,000 through $949,999             2                            1,838,864

$950,000 and over                     7                            6,873,771


Total                               188                          $92,127,335
                                    ===                          ===========

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.250% - 6.500%                       4                         $  1,492,097

6.501% - 7.000%                     136                           60,239,759

7.001% - 7.500%                     157                           67,170,945

7.501% - 8.000%                       4                            1,382,867

8.001% - 8.125%                       1                              734,035


Total                               302                         $131,019,703
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.250% - 6.500%                       4                         $  2,048,014

6.501% - 7.000%                     143                           67,970,633

7.001% - 7.500%                      70                           30,685,231


Total                               217                         $100,703,878
                                    ===                         ============


             DISTRIBUTION OF POOL III MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.000% - 6.000%                       2                          $   809,045

6.001% - 6.500%                      69                           32,560,562

6.501% - 7.000%                     115                           57,433,550

7.001% - 7.250%                       2                            1,324,178


Total                               188                          $92,127,335
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                     99                         $ 48,448,401

65.001% - 75.000%                    78                           32,907,003

75.001% - 80.000%                   118                           46,833,582

85.001% - 90.000%                     7                            2,830,716


Total                               302                         $131,019,703
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                     70                         $ 34,895,700

65.001% - 75.000%                    68                           31,582,452

75.001% - 80.000%                    73                           31,766,166

80.001% - 85.000%                     1                              380,000

85.001% - 90.000%                     5                            2,079,560


Total                               217                         $100,703,878
                                    ===                         ============


                     DISTRIBUTION OF POOL III MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    119                          $59,935,328

65.001% - 75.000%                    40                           19,398,101

75.001% - 80.000%                    28                           12,426,051

85.001% - 90.000%                     1                              367,855


Total                               188                          $92,127,335
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                         $  1,488,799
Arizona                               5                            2,568,491
Arkansas                              1                              363,679
California                           65                           26,290,762
Colorado                              8                            3,367,164
Connecticut                           6                            2,391,915
District of Columbia                  2                              816,949
Florida                               9                            3,906,527
Georgia                              11                            4,708,070
Hawaii                                1                              517,956
Idaho                                 1                              327,487
Illinois                              5                            2,035,469
Indiana                               3                            1,254,625
Kentucky                              3                            1,236,294
Louisiana                             1                              349,113
Maryland                              2                            1,119,082
Massachusetts                        14                            6,658,125
Michigan                              2                              671,045
Minnesota                             1                              382,740
Mississippi                           1                              325,390
Missouri                             10                            3,500,573
Nevada                                1                              422,869
New Hampshire                         1                              420,956
New Jersey                           17                            7,046,999
New York                             95                           44,781,978
North Carolina                        6                            2,561,368
Ohio                                  2                              957,675
Oregon                                1                              379,696
Pennsylvania                          2                              626,805
South Carolina                        1                              324,734
Tennessee                             2                              726,990
Texas                                 7                            2,689,339
Utah                                  1                              422,453
Virginia                             10                            4,682,470
Washington                            2                              695,116


Total                               302                         $131,019,703
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               2                         $  1,094,622
Arkansas                              3                            1,577,882
California                           64                           31,371,413
Colorado                              4                            1,600,235
Connecticut                           8                            3,747,307
Florida                               3                            1,296,112
Georgia                               3                            1,370,049
Hawaii                                1                              178,853
Illinois                              6                            2,935,676
Maryland                              5                            2,512,098
Massachusetts                         9                            3,901,117
Michigan                              2                            1,292,833
Minnesota                             1                              568,000
Missouri                              2                              819,990
Nevada                                1                              444,453
New Jersey                            9                            3,160,844
New York                             66                           30,519,811
North Carolina                        3                            1,419,589
Oregon                                1                              395,000
Pennsylvania                          1                              399,973
South Carolina                        2                            1,196,293
Tennessee                             1                              529,107
Texas                                 5                            1,730,096
Virginia                              5                            2,194,204
Washington                            9                            3,960,821
Wisconsin                             1                              487,500


Total                               217                         $100,703,878
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL III MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Arizona                               2                          $ 1,006,246
California                           48                           22,204,536
Colorado                              4                            2,594,749
Connecticut                           6                            3,429,955
Delaware                              1                              438,576
District of Columbia                  1                              643,800
Florida                               8                            2,956,436
Georgia                               4                            2,471,919
Illinois                              6                            2,855,311
Louisiana                             2                              739,412
Maine                                 1                              978,102
Maryland                              2                            1,472,812
Massachusetts                         5                            1,949,852
Michigan                              2                              653,811
Minnesota                             2                              675,160
Mississippi                           2                              974,207
Missouri                              2                              813,848
Nevada                                1                              367,855
New Jersey                           10                            5,887,928
New Mexico                            1                              577,839
New York                             53                           26,218,744
North Carolina                        5                            2,642,025
Ohio                                  1                              639,052
Pennsylvania                          4                            1,187,137
South Carolina                        1                              420,973
Tennessee                             1                              695,425
Texas                                 4                            1,987,970
Utah                                  2                            1,253,082
Virginia                              4                            1,595,616
Washington                            2                            1,344,675
West Virginia                         1                              450,282


Total                               188                          $92,127,335
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: July 8, 2002